Supplement dated November 26, 2002
to Prospectus dated November 1, 2002


                                     [LOGO]
                       The Preferred Group of Mutual Funds
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com

     PREFERRED LARGE CAP VALUE FUND SUBADVISORY ARRANGEMENTS

         It is expected that on or about January 1, 2003, pursuant to interim subadviser agreements (the "Interim Agreements"), MFS Institutional Advisors Inc. ("MFS"), 500 Boylston Street, Boston, MA 02116, and Pacific Financial Research, Inc. ("PFR"), 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, will assume subadvisory responsibility for the Preferred Large Cap Value Fund (the "Fund") and will manage the Fund as described below. The Interim Agreements are expected to terminate on or about January 31, 2003, at which time MFS and PFR will continue to manage the Fund pursuant to subadviser agreements that have been approved by the shareholders of the Fund.

         INVESTMENT STRATEGIES

         MFS and PFR will each manage approximately one-half of the Fund's assets (although these proportions may vary due to differential performance). All amounts received by the Fund for sales of its shares and paid by the Fund for redemptions of its shares will be split evenly between MFS and PFR.

         How MFS Will Manage the Fund

         In selecting investments for the Fund, MFS seeks capital appreciation by investing in income producing equity securities that MFS believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

         The equity securities of the companies in which the Fund will invest may be undervalued because:

          o    They are temporarily out of favor in the market due to

               - a decline in the market

               - poor economic conditions

               - developments that have affected or may affect the issuer of the securities or the issuer's industry; or

          o    The market has overlooked them

         Undervalued equity securities generally have relatively low price-to-book, price-to-sales and/or price-to-earnings ratios.

         MFS will use a bottom-up, as opposed to a top-down, investment style in managing the Fund. This means that securities will be selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Fund's portfolio managers and MFS' equity research analysts.

         How PFR Will Manage the Fund

         In selecting investments for the Fund, PFR seeks capital appreciation by investing in equity securities of companies whose share prices are below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions (acquisitions of similar companies by independent third parties) and discounted cash flow. PFR adds companies to the Fund when their share prices are below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value or when PFR's valuation models identify a more attractive investment opportunity.

         PFR's portion of the Fund will generally hold between 15 to 40 stocks and will generally hold investments in a particular company for an extended period.

         PFR's portion of the Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company, including, but not limited to:

          o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;

          o Material litigation, technological breakthroughs or temporary production or product introduction problems; or

          o Natural disaster, sabotage or employee error and new management or management policies.

         Special situations can affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

         General

         Although the Fund intends to invest primarily in the equity securities of large- and mid- capitalization U.S. companies, it may invest in securities issued by foreign companies (including American Depository Receipts), securities of any market capitalization and derivatives.

         Special Situations Risk

         Special situations often involve much greater risk than is inherent in ordinary investment securities. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not have the anticipated effect.

         INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

         Lisa B. Nurme and Steven R. Gorham, CFA, will be the co-portfolio managers of MFS' portion of the Fund. Ms. Nurme and Mr. Gorham, both portfolio managers of MFS and Senior Vice Presidents of Massachusetts Financial Services Company ("MFSC"), the parent of MFS, have been employed in the investment management area of MFS and/or MFSC since 1987 and 1992, respectively. MFS, MFSC and their affiliates are America's oldest mutual fund organization. MFS, MFSC and their affiliates and their predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund.

         The day-to-day management of PFR's portion of the Fund will be the responsibility of a team of PFR's investment professionals. PFR, a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions, as well as individuals, since 1981.

         TRANSITION PERIOD

         MFS and PFR intend to employ investment strategies that are different than those currently employed by Oppenheimer Capital LLC ("Oppenheimer") to manage the Fund. As a result, the composition of the Fund's investments will change. The portfolio turnover resulting from these changes will involve brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities that will be borne directly by the Fund. In addition, any net gains arising from such sales (as increased by net gains or reduced by net losses otherwise recognized during the balance of the Fund's current taxable year, whether before or after the replacement of Oppenheimer with MFS and PFR, and also as reduced by any available capital loss carryforwards) will potentially result in additional taxable distributions to Fund shareholders during 2003. The portfolio turnover thus may result in shareholders receiving taxable income or gains sooner than if no such replacement had occurred. All of these may lower the Fund's after-tax return to shareholders.

         In order to permit MFS and PFR to begin managing the Fund pursuant to their investment strategies on January 1, 2003, Caterpillar Investment Management Ltd. ("CIML"), the Fund's investment manager, expects to retain a transition manager ("Transition Manager"). The Transition Manager will assist CIML for a brief period (expected to be no more than a week) in transitioning the Fund's holdings so that, on or before January 1, 2003,
     (i) the portion of the Fund to be managed by MFS will be composed of those securities specified by MFS and (ii) the portion of the Fund to be managed by PFR will be composed of those securities specified by PFR. The Transition Manager will not be empowered to determine the securities to be bought or sold by the Fund, but rather will strive to assist in implementing the new strategies as efficiently as possible. During this transition period, in order to maintain the Fund's exposure to the equity markets and consistent with the Fund's investment restriction that it invest 80% of its assets in the equity securities of large capitalization companies, the Fund may utilize derivatives such as S&P 500 futures contracts. All fees of the Transition Manager will be paid by CIML.

AMENDMENT TO PREFERRED LARGE CAP VALUE FUND MANAGEMENT CONTRACT

         Subject to shareholder approval, it is expected that effective on or about February 1, 2003, the management fee paid by the Fund under the management contract dated July 29, 1992 (the "Management Contract," and as amended, the "Amended Agreement") to CIML will be increased.

         COMPARATIVE EXPENSE INFORMATION The following table summarizes the current and pro forma expenses borne by the Fund assuming each of the Management Contract and Amended Agreement had been in effect during the fiscal year ended June 30, 2002.


------------------------------- --------------------------- --------------------------- ----------------------------
                                     Management Fees              Other Expenses           Total Fund Operating
                                                                                                 Expenses
------------------------------- --------------------------- --------------------------- ----------------------------


Management Contract                        .75%                        .12%                        .87%
------------------------------- --------------------------- --------------------------- ----------------------------
Amended Agreement                          .90%                        .12%                        1.02%
------------------------------- --------------------------- --------------------------- ----------------------------


         The example below is intended to help you compare the cost of investing in the Fund under the Management Contract and the Amended Agreement. This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


---------------------------------- ------------------ -------------------- -------------------- --------------------
                                        1 Year              3 Years              5 Years             10 Years
---------------------------------- ------------------ -------------------- -------------------- --------------------


       Management Contract                $89                $278                 $482                $1,073
---------------------------------- ------------------ -------------------- -------------------- --------------------
        Amended Agreement                $104                $325                 $563                $1,248
---------------------------------- ------------------ -------------------- -------------------- --------------------


Distributed by Caterpillar Securities Inc. 0007-1007  11/02


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